                                                                    Exhibit 10.4

                                 PROMISSORY NOTE

$350,000                                                             May 3, 2004
2.0%

         WSI Industries, Inc., a Minnesota corporation ("Maker"), for value received, hereby promises to pay to the Monticello Economic Development Authority, a public body corporate and politic under the laws of Minnesota or its assigns (Authority and any assigns are collectively referred to herein as "Holder"), at its designated principal office or such other place as the Holder may designate in writing, the principal sum of Three Hundred Fifty Thousand and no/100th Dollars ($350,000) or so much thereof as may be advanced under this Note, with interest as hereinafter provided, in any coin or currency that at the time or times of payment is legal tender for the payment of private debts in the United States of America. The principal of and interest on this Note is payable in installments due as follows:

         1. Interest at the rate of two percent (2.0%) per annum shall accrue from the Loan Closing Date, as defined in the loan agreement of even date between Borrower and Lender ("Loan Agreement") until the Loan is repaid in full.

         2. Payments of principal and interest shall commence on June 3, 2004 (the "Initial Payment Date") and continue on the third day of each and every month thereafter until paid in full. The entire remaining unpaid balance of principal and interest shall be due and payable on the first day of the sixtieth (60th) month following the Initial Payment Date..

         3. The Maker shall have the right to prepay the principal of this Note, in whole or in part, on any date a principal and interest payment is due and payable.

         4. This Note is given pursuant to the Loan Agreement and is secured by a mortgage of even date herewith delivered by WSI Industries, Inc. (the "Mortgage") of even date herewith delivered by Borrower. If either the Loan Agreement or the Mortgage are found to be invalid for whatever reason, such invalidity shall constitute an Event of Default hereunder.

         All of the agreements, conditions, covenants, provisions, and stipulations contained in the Loan Agreement, the Mortgage, or any other instrument securing this Note are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. It is agreed that time is of the essence of this Note. If an Event of Default occurs under the Loan Agreement, the Mortgage, or any other instrument securing this Note, then the Holder of this Note may at its right and option, without notice, declare immediately due and payable the principal balance of this Note and interest accrued thereon, together with reasonable attorneys fees and expenses incurred by the Holder of this Note in collecting or enforcing payment hereof, whether by lawsuit or otherwise, and all other sums due hereunder or any instrument securing this Note. The Maker of this Note

                                                                    Exhibit 10.4

agrees that the Holder of this Note may, without notice to and without affecting the liability of the Maker, accept additional or substitute security for this Note, or release any security or any party liable for this Note or extend or renew this Note.

         5. The remedies of the Holder of this Note as provided herein, and in the Loan Agreement, the Guaranty, or any other instrument securing this Note shall be cumulative and concurrent and may be pursued singly, successively, or together, and, at the sole discretion of the Holder of this Note, may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

         The Holder of this Note shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Holder and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. This Note may not be amended, modified, or changed except only by an instrument in writing signed by the party against whom enforcement of any such amendment, modifications, or change is sought.

         6. If any term of this Note, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Note, or the application of such term to persons or circumstances other than those to which it is invalid or unenforceable shall not be affected thereby, and each term of this Note shall be valid and enforceable to the fullest extent permitted by law.

         7. It is intended that this Note is made with reference to and shall be construed as a Minnesota contract and is governed by the laws thereof. Any disputes, controversies, or claims arising out of this Agreement shall be heard in the state or federal courts of Minnesota, and all parties to this Agreement waive any objection to the jurisdiction of these courts, whether based on convenience or otherwise.

         8. The performance or observance of any promise or condition set forth in this Note may be waived, amended, or modified only by a writing signed by the Maker and the Holder. No delay in the exercise of any power, right, or remedy operates as a waiver thereof, nor shall any single or partial exercise of any other power, right, or remedy.

         9. IT IS HEREBY CERTIFIED AND RECITED that all conditions, acts, and things required to exist, happen, and be performed precedent to or in the issuance of this Note do exist, have happened, and have been performed in regular and due form as required by law.

                                                                    Exhibit 10.4

         IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed as of the 3rd day of May, 2004.

                                                  WSI INDUSTRIES, INC.

                                                  By: /s/ Paul D. Sheely
                                                      --------------------------

                                                  Title: Chief Financial Officer

           [SIGNATURE PAGE FOR PROMISSORY NOTE - WSI INDUSTIES, INC. ]